UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2007
DURA AUTOMOTIVE SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-21139	38-3185711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2791 Research Drive, Rochester Hills, Michigan 48309
(Address of Principal Executive Offices, including Zip Code)
(248) 299-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) On November 30, 2007, the management of Dura Automotive Systems, Inc. (the “Company”) concluded, which was approved by the Audit Committee of the Board of Directors, that the previously filed consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (“Form 10-K”), as well as the related reports on the Company’s consolidated financial statements contained in the Form 10-K of the Company’s independent registered public accounting firm, should no longer be relied upon due to errors contained in Note 13 (Consolidating Guarantor and Non-Guarantor Financial Information) of such consolidated financial statements relating to condensed consolidating guarantor/non-guarantor financial information as further described below. The corrected errors will have no impact on the Company’s consolidated balance sheets, consolidated statements of operations, consolidated statements of stockholders’ investment (deficit) or consolidated statements of cash flows for any previously reported period.
Dura Operating Corp. (“DOC”), a direct wholly owned subsidiary of the Company, currently has outstanding 8 5/8% senior notes and 9% senior subordinated notes (collectively, the “Notes”). The obligations of DOC under these Notes have been guaranteed by the Company and certain of DOC’s subsidiaries. As a result, under Rule 3-10 of Regulation S-X the Company is required to include a footnote in its consolidated financial statements that sets forth in columnar format condensed consolidating financial information for DOC, as the issuer of the Notes, those companies that have guaranteed the Notes on a collective basis and those companies that have not guaranteed the Notes on a collective basis. This information is required for all periods presented in the consolidated financial statements and must include balance sheet, statements of operations and cash flow information.
During the preparation of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 1, 2007, errors were identified relating to the consolidating guarantor and non-guarantor financial information as included in the Form 10-K. The errors primarily relate to: (i) the misclassification of certain operations between the DOC and guarantors columns; (ii) the improper accounting for certain equity transactions in the DOC column; and (iii) the failure to correctly record certain reclassifications and allocations related to intercompany transactions.
Management has also concluded that the Company had a material weakness in its financial reporting controls relating to the preparation and review of the Company’s consolidating guarantor and non-guarantor financial information resulting from the errors discussed above.
The Company will file, as soon as reasonably practicable, an amended Form 10-K/A for the year ended December 31, 2006 for the purpose of correcting the errors discussed above.
Management and the Company’s Audit Committee discussed these matters with the Company’s independent registered public accounting firm.

SIGNATURE
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Dura Automotive Systems, Inc.
/s/ C. Timothy Trenary
Date: December 3, 2007	C. Timothy Trenary
Vice President and Chief Financial Officer